[MHM final]
[Translation]

Filing Document:	SECURITIES REGISTRATION STATEMENT

To be Filed with:	Director of Kanto Local Finance Bureau

Filing Date:	March 30, 2018

Name of the Registrant Fund:	PUTNAM GLOBAL INCOME TRUST

Name and Official Title of	Jonathan S. Horwitz
Representative of Trust:	Executive Vice President, Principal Executive
Officer and Compliance Liaison

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U.S.A.

Name and Title of Registration Agent:	Ken Miura
Attorney-at-Law

Address or Place of Business:	Marunouchi Park Building
6-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo

Name of Liaison Contact:	Ken Miura
Attorney-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Public Offering or Sale for Registration

Name of the Fund Making Public	PUTNAM GLOBAL INCOME TRUST
Offering or Sale of Foreign
Investment Fund Securities:

Aggregate Amount of	Up to 1,247 million U.S. dollars
Foreign Investment Fund Securities	(approximately 135.7 billion)
to be Publicly Offered or Sold:

Note: U.S. dollar amount (hereinafter referred to as "dollar" or "$") is translated into Japanese Yen at the rate of $l.00 = ¥108.79, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2018.

Places where a copy of this Securities
Registration Statement is available
for Public Inspection in Japan: Not applicable.

PART I.                                              INFORMATION CONCERNING SECURITIES

1. NAME OF FUND:	PUTNAM GLOBAL INCOME TRUST
(hereinafter referred to as the "Fund")

2. NATURE OF FOREIGN	Nine classes of shares (Class A shares, Class B
INVESTMENT FUND SECU-	shares, Class C shares, Class M shares, Class R
RITIES CERTIFICATES:	shares, Class R5 shares, Class R6 shares, Class T
shares and Class Y shares)
Registered shares of beneficial interest without
par value
In Japan, only Class M Shares (hereinafter
referred to as the "Shares") are available for
public offering. As to the Shares, there are no
credit ratings which have been provided or made
available for inspection by any credit-rating firm
due to the request from the issuer of the Fund, or
which are to be provided or made available for
inspection by any credit-rating firm due to the
request from the issuer of the Fund. The Shares
are an additional offering type.

3. TOTAL AMOUNT OF	Up to 1,247 million U.S. dollars
ISSUE (OFFERING) PRICE:	(approximately ¥135.7 billion)

Note 1: Dollar amount is translated for convenience at the rate of $1.00 = ¥108.79 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 31, 2017). The same applies hereinafter unless otherwise indicated.

Note 2: In this document, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the "total" column is not equal to the actual aggregate amount. Also, when necessary, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

4. ISSUE (OFFERING) PRICE:	The net asset value per Share next calculated on a Fund Business
Day after the application for purchase is received by the Fund.
Investors can inquire of Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.
at the address described in Section 8 below about the issue price.

Note: A "Fund Business Day" means a day on which the New York Stock Exchange is open for business.

5. SALES CHARGE:	The "public offering price" means the amount
calculated by dividing the net asset value by
(1-0.0325) and rounding to two decimal places.
The sales charge in Japan is up to 3.24% (3%
before consumption tax) of the amount obtained
by deduction of the amount equivalent to 3% of

the public offering price from such price
(hereinafter referred to as the "Sales Price"). The
amount (understood to be 0.25% of net asset
value), which is over the net asset value, of the
Sales Price shall be retained by Putnam Retail
Management Limited Partnership (hereinafter
referred to as "Putnam Retail Management"), the
Principal Underwriter of the Fund.

6. MINIMUM AMOUNT OR	The minimum amount for purchase of Shares is
NUMBER OF SHARES	300 shares, in integral multiples of 100 shares,
FOR SUBSCRIPTION:	for the initial subscription and 100 Shares, in
integral multiples of 100 Shares, for any
subsequent subscription. Provided, however,
even in the case of the subsequent subscription, a
Shareholder is required to hold 300 Shares or
more after the subscription.

7. PERIOD OF SUBSCRIPTION:	From: March 31, 2018 (Saturday)
To: March 29, 2019 (Friday)
Provided that the subscription is handled only on
a Fund Business Day and a business day when
financial instruments companies are open for
business in Japan.

8. PLACE OF SUBSCRIPTION:	Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. (hereinafter referred to as "Mitsubishi UFJ Morgan Stanley" or the "Distributor") 5-2, Marunouchi 2-chome,
Chiyoda-ku, Tokyo
Home page URL: http://www.sc.mufg.jp/

Note :	The subscription is handled at the head office and the branch offices in Japan of the
Distributor.

9. DATE OF PAYMENT:	Investors shall pay the issue price and sales
charge to Mitsubishi UFJ Morgan Stanley within
four business days in Japan from the day when
Mitsubishi UFJ Morgan Stanley confirms the
execution of the order (the "Trade Day").
The total issue price for each date of subscription
(the "Application Day") will be transferred by
Mitsubishi UFJ Morgan Stanley to the account of
Putnam Retail Management within three Fund
Business Days (hereinafter referred to as
"Payment Date") from (and including) the
Application Day.

10. PLACE OF PAYMENT:	Mitsubishi UFJ Morgan Stanley

11. MATTERS REGARDING TRANSFER AGENT:	Not applicable

12. MISCELLANEOUS:

(A) DEPOSIT FOR SUBSCRIPTION:          None

(B) OUTLINE OF UNDERWRITING, ETC.:

(1) Mitsubishi UFJ Morgan Stanley undertakes to make a public offering of Shares in accordance with an agreement dated November 21, 1997 with Putnam Retail Management in connection with the sale of the Shares in Japan.

(2) During the public offering period, Mitsubishi UFJ Morgan Stanley will execute or forward the purchase orders and repurchase requests of the Shares received directly or indirectly through other sales and repurchase handling companies (hereinafter collectively referred to as "Sales Handling Company") to the Fund.

Note: "Sales Handling Company" means a financial instruments agent company and/or registration agent financial institution that shall conclude an agreement with the Distributor concerning agency business of shares of the Fund, act as agent for the Distributor for the subscription or repurchase of shares of the Fund from investors, and handle the business concerning receipt of subscription money from investors or the payment of repurchase proceeds to investors.

(3) The Fund has appointed Mitsubishi UFJ Morgan Stanley as the Agent Company in Japan.

Note: "The Agent Company" shall mean a financial instruments company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and forwards the prospectuses concerning the shares, the financial reports or other documents to a Sales Handling Company in Japan rendering such other services.

(C) METHOD OF SUBSCRIPTION:

Investors who subscribe to Shares shall enter into an agreement concerning transactions of foreign securities with the Distributor or a Sales Handling Company. The Distributor or a Sales Handling Company shall provide to the investors a contract concerning a foreign securities transactions account and other prescribed agreements (hereinafter referred to as "Account Contract") and the investors shall submit to the Distributor or a Sales Handling Company an application requesting the opening of a transactions account under the Account Contract. The subscription amount shall be paid in yen and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by such Distributor or Sales Handling Company.

The subscription amount shall be paid in dollars to the account of Putnam Retail Management for the Fund by Mitsubishi UFJ Morgan Stanley on the Payment Date.

(D) PERFORMANCE INFORMATION:

The performance information below gives some indication of the risks associated with an investment in the Fund by showing the Fund's performance year to year and over time. The bar chart shows calendar year returns and the average annual total return over the past 10 years for the Fund's class M shares. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the Fund are available at Putnam.com

Average Annual Total Returns After Sales Charges (for periods ending 12/31/17)

	Past 1 year	Past 5 years	Past 10 years

Class M shares before taxes	3.51%	1.03%	4.15%

Bloomberg Barclays Global Aggregate
Bond Index (no deduction for fees, expenses	7.40%	0.79%	3.09%
or taxes)

(Note) The Fund uses Bloomberg Barclays Global Aggregate Bond Index as the benchmark.

(E) COSTS ASSOCIATED WITH AN INVESTOR'S INVESTMENT:

The following table describes the fees and expenses an investor may pay if the investor buys and holds shares of the Fund. An investor may qualify for sales charge discounts if the investor and the investor's family invest, or agree to invest in the future, at least $100,000 in class A shares (not available in Japan) or $50,000 in class M shares of Putnam funds.

Shareholder Fees on Purchases of Class M Shares (fees paid directly from an investor's investment)

Class M Shares

Maximum Sales Charge (Load) Imposed on Purchases	3.25%/3.24%*
(as a percentage of the offering price)

Maximum Deferred Sales Charge (Load)
(as a percentage of the original purchase price or redemption	None
proceeds, whichever is lower)

* The sales charges (up to 3.24% (3.00% after deduction of tax)) shall be applied in Japan.

Annual fund operating expenses (expenses an investor pays each year as a percentage of the value of the investor's investment)

				Total annual fund
	Management	Distribution and		operating
Share class	fees	service (12b-1) fees	Other expenses	expenses

Class M	0.55%	0.50%	0.42%	1.47%

(F) EXAMPLE:

The following hypothetical example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that investors invest $10,000 in the Fund for the time periods indicated and then redeem all their shares at the end of those periods. It assumes a 5% return on an investor's investment each year and that the Fund's operating expenses remain the same. An investor's actual costs may be higher or lower.

	1 year	3 years	5 years	10 years

Class M shares	$470	$775	$1,102	$2,025

(G) PORTFOLIO TURNOVER:

The Fund pays transaction-related costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect Fund performance. The Fund's turnover rate in the most recent fiscal year was 660%.

(H) OFFERINGS OTHER THAN IN JAPAN:

Shares are simultaneously offered in the United States of America.

PART II. INFORMATION ON THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(A) Objectives and Basic Nature of the Fund:

(1) NAME OF THE FUND

Putnam Global Income Trust (the "Fund")

(2) GOAL

The Fund seeks high current income. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income.

(3) Formation of the Fund:

The Fund is a Massachusetts business trust organized on June 30, 1986. A copy of the Amended and Restated Agreement and Declaration of Trust (the "Agreement and Declaration of Trust" or the "Declaration of Trust"), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end non-diversified investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into series. Two or more classes of shares may also be combined without shareholder approval into a single class. Only the Fund's class M shares are currently offered in Japan. Sales charges in the United States may differ. Japanese investors should rely on this Securities Registration Statement, and not any sales literature information provided for use by U.S. investors. The Fund also offers in the United States of America other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. The Trustees may take many actions affecting the Fund without shareholder approval, including under certain circumstances merging the Fund into another Putnam fund. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the shareholder's shares without the shareholder's permission and send the shareholder the proceeds after providing the recordholder of these Fund shares with at least 60 days’ notice to attain the minimum.

To the extent permitted by applicable law, the Fund may also redeem shares if a shareholder owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

(Note) The Putnam Funds’ Board of Trustees oversees the general conduct of the Fund's business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the Fund or affiliated with Putnam Investment Management, LLC (the "Investment Management Company").

There is no limitation on the amount of the trust money.

(4) Investments:

For this non-diversified fund, the Fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of companies and governments worldwide; that are investment-grade in quality; and that have intermediate- to long-term maturities (three years or longer). Under normal circumstances, the Fund invests at least 80% of the Fund's net assets in investment-grade securities. This policy may be changed only after 60 days’ notice to shareholders. The Fund may also invest in bonds that are below-investment-grade in quality (sometimes referred to as "junk bonds").

The Investment Management Company may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Fund typically uses to a significant extent derivatives, such as futures, options, certain non-U.S. currency transactions and swap contracts, for both hedging and non-hedging purposes.

(5) Risks

It is important to understand that investors can lose money by investing in the Fund.

The value of bonds in the Fund's portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the Fund's portfolio holdings.

The risks associated with bond investments include interest rate risk, which means the value of the Fund's investments is likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuer of a bond may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The Investment Management Company may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. The value of international investments traded in non-U.S. currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly emerging market investments, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a non-U.S. government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid.

The Fund's "non-diversified" status, which means the Fund may invest a greater percentage of its assets in fewer issuers than a "diversified" fund, can increase the Fund's vulnerability to adverse developments affecting a single industry or issuer, which may result in greater losses and volatility for the Fund.

The Investment Management Company's use of derivatives may increase the risks of investing in the Fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The Fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency.

(B) History of the Fund:

June 30, 1986:	Organization of the Fund as a Massachusetts business trust.
Adoption of the Agreement and Declaration of Trust.

February 24, 1987:	Adoption of the Amended and Restated Agreement and
Declaration of Trust.

December 3, 1993:	Adoption of the Amended and Restated Agreement and
Declaration of Trust

May 13, 2002:	Adoption of the Amended and Restated Agreement and
Declaration of Trust

April 17, 2014:	Adoption of the Amended and Restated Agreement and
Declaration of Trust.

(C) Structure of the Fund:

(1) Structure of the Fund:

Fund
Putnam Global Income Trust
Trustees
(Agreement and Declaration of Trust)
Amended and Restated Distributor's Contract
Amended & Restated Investor Servicing Agreement –Open-End Funds
Investor Servicing Agent
Putnam Investor Services, Inc.
(acts as investor servicing agent of the Fund)
Principal Underwriter
Putnam Retail Management Limited Partnership
(acts as distributor)
Master Custodian Agreement
Agent Company Agreement
Custodian
Sub-Accounting Agent
State Street Bank and Trust Company
(acts as custodian and sub-accounting agent of the Fund)
Japan Dealer Sales Agreement
Management Contract
Distributor in Japan
Agent Company
Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.
(forwarding of sales and repurchases of the Shares of the Fund in Japan and rendering of service as agent company)
Master Sub-Accounting Services Agreement
Investment Management Company
Putnam Investment Management, LLC
(acts as investment manager of the Fund and investment adviser concerning the Fund's assets)
Sub-Management Contract
Sub-Investment Management Company
Putnam Investments Limited
(may act as investment adviser concerning a portion of the Fund's assets)

(2) Outline of Agreements concluded between related parties of the Fund

Role in Operation
Name	of Fund	Outline of Agreements, etc.

Putnam Investment	Investment	The Investment Management Company has
Management, LLC	Management	entered into a Management Contract with the
	Company	Fund dated February 27, 2014, under which it
provides the Fund with investment management
services and investment advisory services in
relation to the Fund's assets.

Putnam Investments	Sub-Investment	The Sub-Investment Management Company has
Limited	Management	entered into a Sub-Management Contract with the
	Company	Investment Management Company dated
February 27, 2014, under which it may manage a
separate portion of the assets of the Fund as
determined by the Investment Management
Company from time to time, and, subject to the
supervision of the Investment Management
Company, it is responsible for making investment
decisions for the portion of the assets of the Fund
that it manages.

Putnam Investor	Investor Servicing	The Investor Servicing Agent has entered into the
Services, Inc.	Agent	Amended & Restated Investor Servicing
Agreement –Open-End Funds with the Fund and
with the Investment Management Company dated
July 1, 2013, under which the Investor Servicing
Agent provides all services required by the Fund
in connection with the establishment,
maintenance and recording of shareholder
accounts, including without limitation all related
tax and other reporting requirements, and the
implementation of investment and redemption
arrangements offered in connection with the sale
of the Fund's shares.

State Street Bank	Custodian	The Custodian has entered into the Master
and Trust Company		Custodian Agreement with the Fund dated
January 1, 2007 (amended as of August 1, 2013),
which sets out that the Custodian serves as
custodian of the Fund's assets.

	Sub-Accounting	The Sub-Accounting Agent has entered into the
	Agent	Master Sub-Accounting Services Agreement
dated January 1, 2007 (amended as of August 1,
2013) with the Investment Management
Company, which sets out that the
Sub-Accounting Agent provides certain fund
accounting and recordkeeping services for the
Fund's assets.

Putnam Retail	Principal	The Principal Underwriter has entered into the
Management	Underwriter	Amended and Restated Distributor's Contract
Limited Partnership		with the Fund as of July 1, 2013, under which the
Principal Underwriter provides for the
distribution of Fund shares.

Mitsubishi UFJ	Agent Company	The Agent Company has entered into the Agent
Morgan Stanley		Company Agreement with the Fund dated
Securities Co., Ltd.		November 5, 1997 (amended as of February 29,
2016) with respect to Class M Shares of the Fund,
under which it distributes prospectuses, makes
public in Japan the daily net asset value per share
of the Fund, and distributes any documents
required to be prepared in accordance with the
applicable laws and regulations of Japan.

	Distributor in	The Distributor in Japan has entered into the
	Japan	Japan Dealer Sales Contract with the
Principal Underwriter with respect to Class M
Shares of the Fund as of dated November 21,
1997, under which it forwards sales and
repurchase orders in Japan to the Principal
Underwriter.

(3) The Trustees

The Trustees are responsible for generally overseeing the conduct of the Fund's business. The Fund's Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. A Trustee may be removed (i) by vote of the holders of two-thirds of the outstanding shares at a meeting called for the purpose or (ii) by vote of two-thirds of the Trustees. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and shall represent a separate investment portfolio of the Fund. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, shares of each such class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine and as shall be set forth in the Bylaws. The Trustees may, without shareholder approval, from time to time divide or combine the shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interest in the series or class. The Trustee may also, without shareholder approval, from time to time combine shares of two or more classes of any series into a single class. The Fund's shares are not currently divided into series.

Under the Agreement and Declaration of Trust, the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees; (ii) for the removal of Trustees; (iii) with respect to any advisory and/or management services; (iv) with respect to any termination of the Fund; (v) with respect to certain amendments of the Agreement and Declaration of Trust; and (vi) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of

Trust, the Bylaws of the Fund, or any registration of the Fund with the United States Securities and Exchange Commission (the "SEC") (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon. There is no cumulative voting in the election of Trustees.

Meetings of shareholders of any or all series or classes may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders of such series or classes as provided in the Agreement and Declaration of Trust or upon any other matter deemed by the Trustees to be necessary or desirable or, under certain circumstances, when requested in writing by the holder or holders of at least 10% of the then outstanding shares of all series and classes entitled to vote at the meeting. Written notice of any meeting of shareholders must be given or caused to be given by the Trustees by mailing the notice at least seven days before the meeting, unless notice is waived. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders’ meeting, except that where any provision of law or of the Agreement and Declaration of Trust or the Bylaws requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class of shares of the Fund that are entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to receive payment of any dividend or other distribution, the Trustees (or their designees) are authorized to fix record dates, which may not be more than 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chair of the Trustees, the President, the Treasurer, and the Clerk upon the occurrence of any vacancy in any such office, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine, provided that notice of the first regular meeting following any such determination shall be given to absent Trustees. It shall be sufficient notice to a Trustee of a special meeting: (a) to send notice (i) by mail at least forty-eight hours before the meeting, (ii) by courier at least forty-eight hours before the meeting, (iii) by electronic mail (e-mail), facsimile or other electronic means at least twenty-four hours before the meeting; or (b) to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of the Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable Majority Shareholder Vote (as defined in the Agreement and Declaration of Trust) to the extent required by applicable law, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund or any series or class of any series may be terminated at any time (i) by the Trustees by written notice to the Shareholders of the Fund or to the Shareholders of the particular series or class, as the case may be, or (ii) by the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of each series or class entitled to vote, or (2) 67% or more of the Shares of each series or class entitled to vote and present at a meeting called for this purpose if more than 50% of the outstanding Shares of each series or class entitled to vote are present at the meeting in person or by proxy.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, and is qualified in its entirety by reference to each of those documents.

(4) Outline of the Investment Management Company

a. Law of Place of Incorporation:

The Investment Management Company is a limited liability company organized under the law of the State of Delaware on November 29, 2000. Its investment advisory business is regulated under the Investment Advisers Act of 1940, as amended.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing, or selling securities, or who, for compensation and as part of a regular business, issues or promulgates analyses or reports concerning securities. Investment advisers under the Investment Advisers Act of 1940 generally may not conduct their business unless they are registered with the SEC.

b. Outline of the Supervisory Authority:

The Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.

c. Purpose of the Investment Management Company:

The Investment Management Company's primary business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

d. History of the Investment Management Company:

The Investment Management Company is one of America's oldest and largest money management firms. The Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the Fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. The Investment Management Company has been managing mutual funds since 1937. Today, the Investment Management Company serves as the investment management company for the funds in the Putnam family, with nearly $81.2 billion in aggregate net asset value in over 3 million shareholder accounts as of January 31, 2018. An affiliate of the Investment Management Company, The Putnam Advisory Company, LLC, manages U.S. and non-U.S. institutional accounts and mutual funds. Another affiliate of the Investment Management Company, Putnam Investments Limited, provides a full range of international investment advisory services to institutional and retail clients. Another affiliate, Putnam Investor Services, Inc. provides shareholder services to the Putnam funds.

Total assets under management of Putnam entities, including assets managed for mutual funds and other clients, are over $177 billion as of the end of January 2018.

The Investment Management Company, the Principal Underwriter, the Sub-Investment Management Company and the Investor Servicing Agent are indirect subsidiaries of Putnam Investments, LLC, which is located at One Post Office Square, Boston, Massachusetts. Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe and a member of the Power Financial Corporation group of companies, owns a majority interest in Putnam Investments, LLC. Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe, is a subsidiary of Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

e. Amount of Capital Stock of the Investment Management Company

1. Amount of Member's Equity (as of the end of January, 2018) (unaudited): $33,628,018 (approximately JPY 3.7 billion)

2.	Record of Amount of Member's Equity (for the past 5 years) (unaudited):

	Year	Member's Equity
	End of 2013	$34,533,038*
	End of 2014	$33,925,237*
	End of 2015	$32,258,387*
	End of 2016	$11,781,603*
	End of 2017	$29,368,352*

* Consists of all components of equity and Parent Company relationship.

f. Structure of the Management of the Company

The Investment Management Company is ultimately managed by its managing members.

Each fund in the Putnam family managed by the Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, the Investment Management Company's Fixed Income Investments Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of each fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company. The Trustees meet periodically and review the performance of each fund with its manager at least annually.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of on-site visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

The members of the Investment Management Company's Core Fixed-Income Team manage the Fund's investments. The team members who are the Fund's portfolio managers have primary responsibility for the day-to-day management of the Fund's portfolio.

g. Information Concerning Major Stockholders

As of January 31, 2018 all the outstanding interests in the Investment Management Company were owned by Putnam Investments, LLC.

(D) Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund has elected and intends to qualify each year to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended (the "Code").

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts

A copy of the Declaration of Trust must be filed with the Secretary of the Commonwealth of Massachusetts and the Clerk of every city or town where the trust has a usual place of business. Any amendment of the Declaration of Trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of the Commonwealth of Massachusetts on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940

The 1940 Act, in general, requires investment companies to register as such with the SEC, and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e. The Internal Revenue Code of 1986

An investment company is generally an entity subject to U.S. federal income taxation under the Code. However, under Subchapter M of the Code, an investment company will not be subject to U.S. federal income tax on income and gains it distributes in a timely manner to shareholders in the form of dividends if it qualifies as a "regulated investment company" and meets all other necessary requirements.

f. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as various state laws regarding the sale of the Fund's shares.

(E) Outline of Disclosure System:

(1) Disclosure in the United States:

a. Disclosure to shareholders

In accordance with the 1940 Act, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

b. Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement annually in accordance with the 1940 Act.

(2) Disclosure in Japan:

a. Disclosure to the Supervisory Authority:

(i) Disclosure Required under the Financial Instruments and Exchange Law:

When the Fund intends to offer the shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of Ministry of Finance of Japan securities registration statements. The said documents are made available for public inspection for investors and any other persons who desire on the electronic disclosure system concerning the disclosure documents of the Annual Securities Report, etc. under the Financial Instruments and Exchange Law of Japan (EDINET), etc.

The Distributor or the Sales Handling Company in Japan of the shares shall deliver to the investors "Mandatory Prospectuses" ( Kofu-Mokuromisho in Japanese), which should be delivered to the investors before or at the same time as their application for subscription in accordance with the stipulation of the Financial Instruments and Exchange Law. Moreover, the Distributor or the Sales Handling Companies of the shares shall deliver to the investors "Prospectuses on Request" ( Seikyu-Mokuromisho in Japanese), which should be delivered to the investors, if they request them, in accordance with the stipulation of the Financial Instruments and Exchange Law. For the purpose of disclosure of the financial conditions, etc., the Fund shall submit to the Director of Kanto Local Finance Bureau of Ministry of Finance of Japan annual securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire on EDINET, etc.

(ii) Disclosure Required under the Law Concerning Investment Trust Fund and Investment Company:

When the Fund handles offering or selling of Fund Shares in Japan, the Fund must file with the Commissioner of the Financial Services Agency of Japan a prior notification concerning certain matters of the Fund in accordance with the Law Concerning Investment Trust Fund and Investment Company (as amended, the "Investment Fund Law"). Also, when the Investment Management Company makes changes to the Agreement and Declaration of Trust, etc., the Investment Management Company must file with the Commissioner of the Financial Services Agency of Japan a prior notification thereof, including the contents of such changes and the reasons for the changes. Further, in accordance with the Investment Fund Law, the Investment Management Company must prepare the Mandatory Management Report and the Full Management Report with regard to certain matters relating to the Fund's assets immediately after the end of each fiscal period of the Fund and must immediately file the above reports with the Commissioner of the Financial Services Agency.

b. Disclosure to Japanese Shareholders:

In the case where the Agreement and Declaration of Trust is to be amended and the amendment is significant, etc., the Fund shall notify in writing the shareholders known in Japan of the contents of the amendment and the reasons for the amendment, etc. before such amendment becomes effective.

The Japanese Shareholders will be notified of any material facts which would change their position, including via notices from the Trustees, through the Distributor or the Sales Handling Company.

The Mandatory Management Report mentioned in sub-paragraph (2), a, (ii) above will be delivered to Japanese Shareholders known to the Distributor or the Sales Handling Company. The Full Management Report of the Fund will be provided at the website of the Agent Company.

(F) Outline of the Supervisory Authorities

The SEC and state regulatory agencies or authorities are among the regulatory authorities having jurisdiction over the Fund or certain of its operations.

a. The SEC has broad authority to oversee the application and enforcement of the U.S. federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.

b. State authorities typically have authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

2. INVESTMENT POLICY

(A) Basic Policy for Investment

The Fund seeks high current income. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income.

Changes in policies.

The Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise provided.

(B) Investment Objectives

For this non-diversified fund, the Fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of companies and governments worldwide; that are investment-grade in quality; and that have intermediate- to long-term maturities (three years or longer). Under normal circumstances, the Fund invests at least 80% of the Fund's net assets in investment-grade securities. This policy may be changed only after 60 days’ notice to shareholders. The Fund may also invest in bonds that are below-investment-grade in quality (sometimes referred to as "junk bonds").

The Investment Management Company may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Fund typically uses to a significant extent derivatives, such as futures, options, certain non-U.S. currency transactions and swap contracts, for both hedging and non-hedging purposes.

(C) Management Structure of the Fund:

Fund investors, as shareholders of a mutual fund, have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of the Fund's business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the Fund or affiliated with the Investment Management Company.

The Trustees periodically review the Fund's investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to the Investment Management Company and its affiliates for providing or overseeing these services, as well as the overall level of the Fund's operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of the Investment Management Company and its affiliates.

The Trustees have retained the Investment Management Company, which has managed mutual funds since 1937, to be the Fund's investment manager, responsible for making investment decisions for the Fund and managing the Fund's other affairs and business. The basis for the Trustees’ approval of the Fund's management contract and the sub-management contract described below is discussed in the Fund's annual report to shareholders dated October 31, 2017.

The Fund pays a monthly management fee to the Investment Management Company. The fee is calculated by applying a rate to the Fund's average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by the Investment Management Company (excluding net assets of the Fund that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid "double counting" of those assets), and generally declines as the aggregate net assets increase. The Fund paid the Investment Management Company a management fee (after any applicable waivers) of 0.55% of average net assets for the Fund's last fiscal year. The Investment Management Company's address is One Post Office Square, Boston MA 02109.

The Investment Management Company has retained its affiliate, the Sub-Investment Management Company, to make investment decisions for such Fund assets as may be designated from time to time for its management by the Investment Management Company. The Sub-Investment Management Company is not currently managing Fund assets. If the Sub-Investment Management Company were to manage the Fund's assets, the Investment Management Company (and not the Fund) will pay a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.40% of the average net asset value of any Fund assets managed by the Sub-Investment Management Company. The Sub-Investment Management Company, which provides a full range of international investment advisory services to institutional clients, is located at 16 St James's Street, London, England, SW1A 1ER.

Pursuant to this arrangement, the Investment Management Company investment professionals who are based in non-U.S. jurisdictions may serve as portfolio managers of the Fund or provide other investment services, consistent with local regulations.

Portfolio managers. The officers of the Investment Management Company identified below are primarily responsible for the day-to-day management of the Fund's portfolio.

Portfolio managers	Joined fund	Employer	Positions over past five years

D. William Kohli	1994	The Investment	Chief Investment Officer, Fixed
		Management Company	Income
		1994-Present	Previously, Co-Head of Fixed
			Income

Michael Atkin	2007	The Investment	Portfolio Manager
		Management Company
		1997-Present

Michael Salm	2007	The Investment	Co-Head of Fixed Income
		Management Company
		1997-Present

Paul Scanlon	2016	The Investment	Co-Head of Fixed Income
		Management Company
		1999-Present

Robert Davis	2017	The Investment	Portfolio Manager
		Management Company	Previously, Analyst
		1999-Present

(Note) The above information is as of the end of February 2018, and may change in the future.

Compensation of portfolio managers. The Investment Management Company's goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across specified products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of the Investment Management Company as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this Fund, the Investment Management Company evaluates performance based on the Fund's peer ranking in the Fund's Lipper category or categories as applicable, over the 3-year period. This peer ranking is based on pre-tax performance.

Ownership of securities

The dollar range of shares of the Fund owned by each portfolio manager at the end of the Fund's last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Portfolio managers	Dollar range of shares owned
D. William Kohli	$500,001-$1,000,000
Michael Atkin	$100,001-$500,000
Paul Scanlon	None
Michael Salm	None
Robert Davis	None

Securities Lending Activities

The Fund did not participate in any securities lending activities during the most recent fiscal year.

Structure of Fund Management:

(a) Investment Team

Putnam Global Income Trust is managed using a team approach, drawing on the extensive resources of the Investment Management Company’s Multi-Sector Fixed Income Team, which is part of the 90+ member Fixed Income organization. D. William Kohli, Chief Investment Officer, Fixed Income- has the ultimate decision making authority within the team, but partners with Co-Heads of Fixed Income, Michael V. Salm and Paul D. Scanlon, CFA, as well as Portfolio Managers Michael J. Atkin and Robert L. Davis, CFA. Senior team member Brett S. Kozlowski, CFA, also contributes significantly to the process.

(b) Investment Process

Investment Philosophy

The Core Fixed Income Team (the "Team") believes that fixed income markets are inefficient at pricing the risk of various securities, and that active management can add value by exploiting these inefficiencies through the disciplined and systematic application of a well-defined, robust investment process. Such a process, in the Team's view, is characterized by multiple sources of potential excess return, inherent risk controls, and a broad investment universe taking advantage of the entire opportunity set available. This approach helps to ensure that the Team's investment process does not become overly reliant on any one particular strategy or opportunity that may only be sporadically available or effective. In addition, it provides the Team with the flexibility to focus on the most attractive sources of potential excess return in the marketplace at any given time.

The Team's investment philosophy is based on the following premises:

►Active Management succeeds through the identification and exploitation of market inefficiencies and specifically understanding the reasons for the inefficiencies.

►Exploiting the Full Opportunity Set - The Team believes exploitable inefficiencies exist in all areas of the fixed income market and it looks to take advantage of all of them. Furthermore, it believes that the greatest opportunities occur in security selection, especially in the newer and/or more complex market segments. The Team believes it has a particular advantage in these areas due to the Team's sector specialist structure that allows security specific analysis to be highly customized and granular.

►Disciplined, Diverse Set of Decisions - The Team understands that identifying inefficiencies is difficult and takes discipline. Diversification across risks, strategies, and investment horizons improves the potential consistency and stability of performance profiles and a disciplined approach can help achieve repeatable results over time.

►Dedicated Sector Specialist Teams - Understanding the dynamics of fixed income markets and individual securities is a complex, technical area with vast volumes of information. The Team believes that opportunities are most effectively exploited by dedicated sector specialist teams, built with industry veterans possessing complementary skill sets and using advanced analytical techniques and tools.

►Robust Research Capabilities - A broad research platform is required to exploit the opportunities available in the marketplace. The Team's research is both fundamental and quantitative and incorporates both a bottom-up outlook for individual securities and a top-down view of broader market. Different strategies employed in the portfolio depend upon a different blend of these types of research.

►Unique Approach to Risk Allocation – The Team believes that a traditional portfolio construction process, which incorporates asset allocation by sector, leads to concentrated, and often unintended, risk. The Team approaches risk differently, actively allocating to sources of risk, not sectors.

Summary Investment Process

The Fund primarily utilizes a bottom-up investment process. The Team employs their sector expertise across the broad global fixed income opportunity set. The Team's approach to active management allocates risk in pursuit of more efficient alpha, seeking opportunities in credit risk, prepayment risk, liquidity risk and term structure risk. Each portfolio manager or analyst specializes in the fixed income risks most inherent in their sector of expertise within the portfolio.

Term Structure Risk

Term structure – or the time value of money – is the risk that rising or falling interest rates affect the price of a security. The standard measure for determining a security’s price sensitivity to changes in interest rates is duration. Term structure risk is most prominently associated with Treasury bonds and other government-related securities. Term structure strategies include the level, slope and bend of yield curves, currencies, nominal rates (directional, relative value, curve, and central bank policy), and real rates (directional, relative value, break even inflation, and inflation swaps). Positions are established with targeted expected return at the portfolio level, stop-loss level, and expected time to realize return. Positions are monitored real time using proprietary tools that evaluate each strategy for profitability and stop loss level.

Within this category, the Team's security selection process is heavily quantitative, relying on a variety of proprietary tools and models to process a vast amount of market information. The Team's quantitative models provide yield-curve fitting to identify mispriced, securities. Fundamental analysis and seasoned judgment from the Team's macroeconomic team adds active views on common factors (duration, yield curve, and country) and include level of yields, steepness of the yield curve, and the shape of the yield curve.

Credit Risk

Corporate Credit

The Team's Global Credit process couples top down considerations for portfolio positioning and risk control with bottom-up fundamental analysis for security selection. Portfolio positioning is based on the Team's overall market outlook and the Team's fundamental views of portfolio construction. The Team's market outlook is a key component in determining the Team's desired general portfolio profile. This market outlook is informed by the weekly meeting of the Team's senior leaders from across the Fixed Income team (investment grade credit, high yield, convertibles, municipal bonds, short duration, mortgages, rates, and macroeconomic). On a monthly basis, the Global Credit team arrives at a formal market view, taking into account fundamentals, valuations, and technicals. Typically, this profile is captured by the portfolio’s beta and weightings by industry, yield, and rating.

Sovereign Credit ( Emerging Market Debt)

The Team believes that emerging markets display notable inefficiency in the pricing of country risk. These inefficiencies — the result of relatively few investors with a robust analytical framework for analyzing sovereign risk — tend to persist, providing longer-term structural opportunities. The most important competence, therefore, is fundamental sovereign risk analysis, and the Team has developed a proprietary model of country credit-worthiness. Quantitative methods support security selection and portfolio construction, but are secondary to macro-economic and political insights.

The Team invests in only sovereign or sovereign-guaranteed bonds. This makes us ultimately the investor with the highest claims on the country.

Mortgage Credit (Residential and Commercial Mortgage-Backed Securities)

Securitized credit risk refers to mortgage loans that are pooled, securitized, and sold to the market in the form of non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS).

Evaluating the credit strength of securitized bonds requires analysis of both the underlying collateral and the unique structure of the cash flows. The Team has designed a team with a combination of skill and experience which enables us to re-underwrite all structured securities, avoid reliance on the rating agencies, and evaluate the likely return volatility of the securities.

Prepayment Risk

Prepayment risk is essentially reinvestment risk, or the risk that an investor receives principal back sooner than expected which reduces or eliminates future interest payments. This risk arises due to the option a borrower has to prepay (or refinance) their debt; in the case of mortgages, this may occur at any time. Prepayment risk is most closely associated with agency mortgage-backed securities and collateralized mortgage obligations (CMOs), including interest-only (IO) and principal-only (PO) securities.

The market generally provides a risk premium to securities that are most susceptible to prepayment model error. The Team finds the pricing of this risk premium to be inconsistent, allowing opportunities to buy and sell securities with inefficient prepayment pricing. In particular, the IO sector provides a relatively liquid market for isolating and capitalizing on these inefficiencies. For determining value in securities with prepayment risk, the Team follows a three step process involving valuation, market technicals, and non-model considerations. The result of this process determines the inclusion/exclusion of a security in the Team's portfolios.

Liquidity Risk

Liquidity risk is the risk that thinly or infrequently traded securities may carry large bid/ask spreads in times of market stress or, in other words, the sellers in the market far outnumber the buyers. Liquidity risk is part of the valuation within each sector – the liquidity risk premium is what remains in the spread of non-government securities once term structure, credit, prepayment, and currency risks are hedged. This was the predominant risk during the Lehman collapse and subsequent credit crisis.

Portfolio Construction Process

The investment process for the Fund integrates a decentralized security selection process that assigns risk taking to sector specialists with a centralized portfolio construction process that performs the risk sizing and allocation duties of the traditional portfolio manager. The Team's sector specialist structure, centralized portfolio construction process, and proprietary risk system allows investment strategies to rapidly flow from idea generation through implementation in a systematic and objective manner.

* Idea Generation – Sector specialists are responsible for using bottom-up fundamental research and quantitative analysis to identify security selection opportunities within their respective areas of expertise. Each potential strategy includes a forward looking return and risk (volatility) distribution.

* Strategy Validation – Senior team members are responsible for vetting sector specialists’ bottom-up strategies in the context of top-down views on macroeconomic trends, global rate markets, and fixed income sectors. The top-down component helps identify current investment themes and strategies within each major risk sector. Pairing both bottom-up and top-down inputs, portfolio managers determine risk allocations in a relative value framework across global term structure, fixed income sectors, and currencies, further championing the most attractive opportunities.

* Portfolio Construction – The portfolio construction team uses the sector specialist inputs along with the Investment Management Company’s proprietary risk system to determine the expected overall portfolio return and risk characteristics associated with potential active positions. This analysis incorporates alpha and tracking error targets, benchmark, and portfolio guidelines. Positions are sized such that no single strategy dominates the risk profile of the portfolio. Allocations also consider “tail”, or downside, risk for each strategy and in aggregate at the portfolio level.

* Implementation – The sector specialist role includes the trading function in order to create a more seamless process from portfolio construction through execution. The Investment Management Company’s sector specialists are fully knowledgeable in negotiating constructive trading terms with appropriate counterparties. Analysts, portfolio managers, and Portfolio Construction specialists are all seated in close proximity on the trading desk, allowing them to remain close to the market and their sectors of expertise.

(d) Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains annually. Net investment income consists of interest accrued on portfolio investments of the Fund, less accrued expenses. The payment of distributions to Japanese investors will be made around the end of each month by the Distributor in Japan.

(Note) The above statement will not guarantee the payment of future distributions and the amount thereof.

(E) Restrictions on Investment:

Except for the investment restrictions designated as fundamental below, the investment restrictions described in this Securities Registration Statement and the Japanese prospectus are not fundamental investment restrictions. The Trustees may change any non-fundamental investment restrictions without shareholder approval, except as otherwise provided.

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) With respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(4) With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7) Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

(8) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities. (Securities denominated in gold or whose value is determined by the value of gold are not considered to be commodity contracts.)

(9) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.

For purposes of the Fund's fundamental policy on commodities and commodities contracts (#8 above), at the time of the establishment of the policy, swap contracts on financial instruments or rates were not within the understanding of the terms "commodities" or "commodity contracts," and notwithstanding any federal legislation or regulatory action by the Commodity Futures Trading Commission ("CFTC") that subject such swaps to regulation by the CFTC, the fund will not consider such instruments to be commodities or commodity contracts for purposes of this policy.

For purposes of the Fund's fundamental policy on industry concentration (# 9 above), the Investment Management Company, determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

The following non-fundamental investment policy may be changed by the Trustees without shareholder approval:

(1) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable) and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

In connection with the offering of its shares in Japan, the Fund has undertaken to the Japan Securities Dealers Association (the "JSDA") that the Fund will not:

1. invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

2. borrow money in excess of 10% of the value of its total assets;

3. make short sales of securities in excess of the Fund's net asset value; and,

4. together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the JSDA as a condition of such qualification.

Also in connection with the Fund's offering of its shares in Japan, the Fund has adopted the following non-fundamental investment restriction:

The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund's status as a "bond investment trust" under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

If, as a result of a change in values or net assets or other circumstances, greater than 15% of the Fund's net assets are invested in securities described in (a), (b) and (c) in non-fundamental policy(1) above, the Fund will take such steps as are deemed advisable to protect the Fund's liquidity.

The Fund has filed an election under Rule 18f-1 under the 1940 Act committing the Fund to pay all redemptions of Fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such Fund's net assets measured as of the beginning of such 90-day period.

3. INVESTMENT RISKS

(A) INVESTMENT RISKS:

The Investment Management Company allocates the Fund's assets among these fixed income instruments in a manner intended, among other things, to diversify the Fund's exposure to different types of risks inherent in fixed income markets. The Investment Management Company believes that better risk diversification creates the potential for the fund to perform well in a variety of market environments. The Investment Management Company's efforts to diversify risk through allocation decisions may not be successful and may hurt performance.

A description of the risks associated with the Fund's main investment strategies follows.

Non-U.S. investments. Under normal market conditions, the Fund intends to invest in at least five different countries and at least 40% of its net assets in securities of non-U.S. issuers (or, if less, at least the percentage of net assets that is 10% less than the percentage of the Fund's benchmark represented by non-U.S. issuers). The Fund may, from time to time, have significant exposure to U.S. investments.

For purposes of determining whether securities held by the Fund are securities of a non-U.S. issuer, the Investment Management Company considers any securities issued by a non-U.S. government or a supranational organization (such as the World Bank) or denominated in a non-U.S. currency to be securities of a non-U.S. issuer. In addition, the Investment Management Company considers an issuer to be a non-U.S. issuer if the Investment Management Company determines that (i) the issuer is headquartered or organized outside the United States, (ii) the issuer's securities trade in a market outside the United States, (iii) the issuer derives a majority of its revenues or profits outside the United States, or (iv) the issuer is significantly exposed to the economic fortunes and risks of regions outside the United States. For purposes of determining the percentage of the Fund's benchmark (Bloomberg Barclays Global Aggregate Bond Index) that is represented by non-U.S. issuers, the Investment Management Company relies upon Bloomberg Barclays' determinations.

Non-U.S. investments involve certain special risks, including:

» Unfavorable changes in currency exchange rates: Non-U.S. investments are typically issued and traded in non-U.S. currencies. As a result, their values may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar.

» Political and economic developments: Non-U.S. investments may be subject to the risks of seizure by a non-U.S. government, direct or indirect impact of sovereign debt default, imposition of economic sanctions or restrictions on the exchange or export of non-U.S. currency, and tax increases.

» Unreliable or untimely information: There may be less information publicly available about a non-U.S. company than about most publicly-traded U.S. companies, and non-U.S. companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

» Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

» Limited markets: Certain non-U.S. investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means the Investment Management Company may at times be unable to sell these non-U.S. investments at desirable prices. In addition, there may be limited or no markets for bonds of issuers that become distressed. For the same reason, the Investment Management Company may at times find it difficult to value the Fund's non-U.S. investments.

» Trading practices: Brokerage commissions and other fees are generally higher for non-U.S. investments than for U.S. investments. The procedures and rules governing non-U.S. transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

» Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues. In addition, there may be no legal recourse for investors in the event of default by a sovereign government.

The risks of non-U.S. investments are typically increased in countries with less developed markets, which are sometimes referred to as emerging markets. Emerging markets may have less developed economies and legal and regulatory systems, and may be susceptible to greater political and economic instability than developed non-U.S. markets. Countries with emerging markets are also more likely to experience high levels of inflation, or currency devaluation, and investments in emerging markets may be more volatile and less liquid than investments in developed markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain risks related to non-U.S. investments may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets, or investments in U.S. companies that have significant non-U.S. operations.

Interest rate risk.

The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and, therefore, the Fund might not benefit from any increase in value as a result of declining interest rates.

Credit risk.

Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

The Fund invests mostly in investment-grade investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments the Investment Management Company believes are of comparable quality. The Fund may invest up to 20% of the Fund's net assets in securities rated below-investment-grade, including investments in the lowest category of the rating agency and in unrated securities that the Investment Management Company believes are of comparable quality. However, the Fund will not invest more than 5% of the Fund's net assets in securities that are rated lower than CCC or its equivalent by each rating agency rating the investment, or in unrated securities that the Investment Management Company believes are of comparable quality. The Fund will not necessarily sell an investment if its rating is reduced after buying it.

Investments rated below BBB or its’ equivalent are below-investment-grade in quality (sometimes referred to as "junk bonds"). This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for the Fund to sell the investments at prices approximating the values previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Fund to buy or sell certain debt instruments or to establish their fair values. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although the Investment Management Company considers credit ratings in making investment decisions, the Investment Management Company performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. The Fund's success in achieving the Fund's goal may depend more on the Investment Management Company's own credit analysis when the Fund buys lower-rated debt than when it buys investment-grade debt. The Fund may have to participate in legal proceedings involving the issuer. This could increase the Fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. In contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. These investments may increase the volatility of the Fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

Derivatives. The Investment Management Company may engage in a variety of transactions involving derivatives, such as futures, options, certain non-U.S. currency transactions, and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Investment Management Company may make use of "short" derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. The Investment Management Company may use derivatives both for hedging and non-hedging purposes. For example, the Investment Management Company may use derivatives to increase or decrease the Fund's exposure to long- or short-term interest rates (in the United States or abroad) or to a particular currency or group of currencies, or as a substitute for a direct investment in the securities of one or more issuers. However, the Investment Management Company may also choose not to use derivatives, based on its evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Investment Management Company's ability to manage these sophisticated instruments. Some derivatives are "leveraged," which means they provide the Fund with investment exposure greater than the value of the Fund's investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations.

Market risk.

The value of bonds in the Fund's portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates) , changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the Fund's portfolio holdings. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.

Other investments.

In addition to the main investment strategies described above, the Fund may make other types of investments, such as investments in asset-backed, hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws. The Fund may also loan portfolio securities to earn income. These practices may be subject to other risks.

Temporary defensive strategies.

In response to adverse market, economic, political or other conditions, the Investment Management Company may take temporary defensive positions, such as investing some or all of the Fund's assets in cash and cash equivalents, that differ from the Fund's usual investment strategies. However, the Investment Management Company may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

Portfolio turnover rate.

The Fund's portfolio turnover rate measures how frequently the Fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the Fund sold and replaced securities valued at 100% of the Fund's assets within a one-year period. The Fund expects to engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and to incur other transaction costs (including imputed transaction costs), which may detract from performance. The Fund's portfolio turnover rate and the amount of brokerage commissions it pays and transaction costs it incurs will vary over time based on market conditions.

Portfolio holdings

For more specific information on the Fund's portfolio, investors may visit the Putnam Investments website, putnam.com/individual, where the Fund's top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the Fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC's website at http://www.sec.gov.

(B) MANAGEMENT STRUCTURE FOR INVESTMENT RISKS:

The Fund builds risk management into the investment process. The Chief Investment Officer has established a regularly scheduled Risk Meeting which is attended by senior investment professionals representing asset classes across the complex. Members of the Risk & Portfolio Analysis Group attend the Risk Meeting which occurs 1-2 times per month. The purpose of the meeting is to discuss relevant issues regarding risk exposures and investment processes. The forum provides an opportunity for senior investment leaders to raise concerns and facilitate communication of issues across product groups that may warrant further attention.

Risk management methods

The Fund uses derivative transactions for hedging purposes and/or non-hedging purposes. The Fund uses risk management methods based on compliance with the European Union Directive concerning UCITS.

(C) Reference information for the Investment Risks:

[Translation is omitted.]

4. FEES, ETC AND TAX

(A) Sales Charge:

The "public offering price" means the amount calculated by dividing the Net Asset Value by (1-0.0325) and rounding to two decimal places. The sales charge in Japan is up to 3.24% (3% before consumption tax) of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount (understood to be 0.25% of net asset value), which is over the net asset value, of the Sales Price shall be retained by the Principal Underwriter of the Fund. Investors shall pay the sales charge to Mitsubishi UFJ Morgan Stanley within 4 business days in Japan from the Trade Day.

A sales charge is charged in consideration of explanation and information services concerning the Fund and office expenses regarding the subscription.

(B) Repurchase Charge:

Repurchase requests in Japan may be made to the Investor Servicing Agent through the Distributor or the Sales Handling Company on a Fund business day that is business day of the financial instruments companies in Japan without a contingent deferred sales charge.

(C) Management Fees, etc.:

(1) Management Fees:

Under the Fund's management contract (the "Management Contract"), the Fund pays a monthly fee to the Fund's Investment Management Company. The fee is calculated by applying a rate to the Fund's average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by the Investment Management Company (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid "double counting" of those assets) ("Total Open-End Mutual Fund Average Net Assets"), as determined at the close of each business day during the month, as set forth below:

0.700% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.650% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.600% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.550% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets
0.500% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.480% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.470% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
0.465% of any excess thereafter.

For the past three fiscal years, pursuant to the Management Contract, the Fund incurred the following fees:

		Amount of	Amount management
		management fee	fee would have been
Fiscal year	Management fee paid	waived	without waivers

2017	$1,347,165	$2,899*	$1,350,064

2016	$1,485,605	$3,854**	$1,489,459

2015	$1,690,580	$0	$1,690,580

* Through the expiration of the one-year period following the effective date of the annual update of the Fund’s Registration Statement, the Investment Management Company will waive fees and/or reimburse expenses of the Fund to the extent necessary to limit the cumulative expenses of the Fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired Fund fees and expenses, and payments under the Fund’s investor servicing contract, the Fund’s investment management contract (including any applicable performance-based upward or downward adjustment to a Fund’s base management fee), and the Fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.20% of the Fund’s average net assets.

In addition to the fee paid to the Investment Management Company, the Fund reimburses the Investment Management Company for the compensation and related expenses of certain officers of the Fund and their assistants who provide certain administrative services for the Fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

** The amount of management fee waived for the 2016 fiscal year resulted from a voluntary, one-time waiver by the Investment Management Company.

The management fees are charged in consideration of the investment management services provided by the Investment Management Company acting as investment manager of the Fund and investment adviser concerning the Fund's assets provided to the Fund.

(2) Sub-Investment Management Company's Fee.

Pursuant to the terms of a sub-management agreement between the Investment Management Company and the Sub-Investment Management Company, the Investment Management Company (and not the Fund) pays a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.40% of the average net asset value of any Fund assets managed by the Sub-Investment Management Company.

(3) Custodian Fee and Charges of the Investor Servicing Agent

State Street is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments, serving as the Fund's foreign custody manager, providing reports on non-U.S. securities depositaries, making payments covering the expenses of the Fund and performing other administrative duties. State Street does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. State Street has a lien on the Fund's assets to secure charges and advances made by it.

The Fund pays State Street fees based on the Fund's asset level, the number of its security holdings and transaction volumes. The Fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The Fund also has an offset arrangement that may reduce the Fund's custody fee based on the amount of cash maintained by its custodian.

During the 2017 fiscal year, the Fund incurred $103,365 in fees for custody services provided by State Street.

Putnam Investor Services, Inc., located at One Post Office Square, Boston, MA 02109, is the Fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the Fund. The fee paid to Putnam Investor Services, subject to certain limitations, is based on a Fund's retail asset level, the number of shareholder accounts in the Fund and the level of defined contribution plan assets in the Fund. Currently, investor servicing fees for the Fund will not exceed an annual rate of 0.250% of the Fund's average assets.

During the 2017 fiscal year, the Fund incurred $545,156 in fees for investor servicing provided by Putnam Investor Services, Inc.

(4) Fee under Class M Distribution Plan

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with the Principal Underwriter or one of its affiliates). In order to pay for the marketing of Fund shares and services provided to shareholders, the Fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses shareholders pay each year in certain share classes. The Principal Underwriter and its affiliates also make additional payments to dealers that do not increase Fund expenses, as described below.

The Class M distribution plan provides for payments at an annual rate (based on average net assets) of up to 1.00% on Class M shares. The Trustees currently limit payments on Class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of an investor's investment.

Payments to dealers. If an investor purchases shares through a dealer, the investor's dealer generally receives payments from the Principal Underwriter representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under the heading "Annual Fund Operating Expenses" in Part I, 12 (E) of the Securities Registration Statement.

The Principal Underwriter and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers.

These additional payments are made by the Principal Underwriter and its affiliates and do not increase the amount paid by investors or the Fund as shown under the heading "Annual Fund Operating Expenses" in Part I, 12 (E) of the Securities Registration Statement." The additional payments to dealers by the Principal Underwriter and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer's preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer's relationship with the Principal Underwriter. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam's retail mutual funds attributable to the dealers.

Program servicing payments , which are paid in some instances to dealers in connection with investments in the Fund through dealer platforms and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services.

Other Payments. The Principal Underwriter and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and National Association of Securities Dealers ("NASD") (as adopted by the Financial Industry Regulatory Authority) rules and by other applicable laws and regulations. The Fund's transfer agent may also make payments to certain financial intermediaries in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan.

The Principal Underwriter makes quarterly payments to Mitsubishi UFJ Morgan Stanley and other dealers at an annual rate of 0.40% of the average net asset value of Class M shares attributable to shareholders for whom Mitsubishi UFJ Morgan Stanley and other dealers are designated as the dealer of record.

Payments under the plan are intended to compensate the Principal Underwriter for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including the payments to dealers mentioned above. The Principal Underwriter may suspend or modify such payments to dealers.

The fees under Class M Distribution Plan are charged in consideration of the services provided by the Principal Underwriter and of the services of the distributors of the Shares.

For the fiscal year ended October 31, 2017, the Fund paid 12b-1fees to the Principal Underwriter under the distribution plan of $39,890 for Class M shares.

(D) Other Expenses:

The Fund pays all expenses not assumed by Investment Management Company, including, without limitation, Trustees’ fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The Fund also reimbursed the Investment Management Company for administrative services during fiscal year 2017 including compensation of certain Fund officers and contributions to the Putnam Retirement Plan for their benefit. The total reimbursement is determined annually by the Trustees and was $7,691 for fiscal 2017 and the portion of total reimbursement for compensation and contributions was $5,569.

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the Fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the Fund and in all of the Putnam Funds as of December 31, 2017.

	Dollar range of Putnam	Aggregate dollar range of
	Global Income Trust	shares held in all of the Putnam
Name of Trustee	shares owned	funds overseen by Trustee
Liaquat Ahamed	$1-$10,000	over $100,000
Ravi Akhoury	$1-$10,000	over $100,000
Barbara M. Baumann	$1-$10,000	over $100,000
Jameson A. Baxter	$10,001-$50,000	over $100,000
Katinka Domotorffy	$1-$10,000	over $100,000
Catharine Bond Hill *	None	None
Paul L. Joskow	$1-$10,000	over $100,000
Kenneth R. Leibler	$1-$10,000	over $100,000
Robert E. Patterson	$10,001-$50,000	over $100,000
George Putnam, III	$50,001-$100,000	over $100,000
Manoj P. Singh *	None	None
Robert L. Reynolds **	over $100,000	over $100,000

Appointed to the Board of Trustee on March 16, 2017.

** Trustee who is an "interested person" (as defined in the 1940 Act) of the Fund and the Investment Management Company. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the Fund and the Investment Management Company. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of the Fund and each of the other Putnam funds. None of the other Trustees is an "interested person."

Each Independent Trustee of the Fund receives an annual retainer fee and an additional fee for each Trustee meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met, during the Fund's most recently completed fiscal year, are shown in the table below:

Audit, Compliance and Distributions Committee	12
Board Policy and Nominating Committee	5
Brokerage Committee	5
Contract Committee	10
Executive Committee	1
Investment Oversight Committees
Investment Oversight Committee A	7
Investment Oversight Committee B	7
Pricing Committee	8

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2017, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2017.

	COMPENSATION TABLE

Trustees/Year			Estimated
		Pension or	annual
		retirement	benefits	Total
	Aggregate	benefits	from all	compensation
	compensation	accrued as	Putnam	from all
	from the	part of Fund	funds upon	Putnam
	Fund	expenses	retirement (1)	funds (2)

Liaquat Ahamed/2012 (3)	$1,001	N/A	N/A	$315,000

Ravi Akhoury/2009	$1,001	N/A	N/A	$315,000

Barbara M. Baumann/2010 (3)	$1,040	N/A	N/A	$327,500

Jameson A. Baxter/1994 (3) (4)	$1,478	N/A	$110,533	$415,000

Robert J. Darretta/2007 (3) (5)	$673	N/A	N/A	$207,500

Katinka Domotorffy /2012 (3)	$1,001	N/A	N/A	$315,000

Catharine Bond Hill/2017 (6)	$726	N/A	N/A	$232,708

John A. Hill/1985 (3) (5)	$590	N/A	$161,667	$182,500

Paul L. Joskow/1997 (3)	$1,001	N/A	$113,417	$315,000

Kenneth R. Leibler/2006	$1,096	N/A	N/A	$345,000

Robert E. Patterson/1984	$1,001	N/A	$106,542	$315,000

George Putnam, III/1984	$1,081	N/A	$130,333	$340,000

Manoj P. Singh/2017 (6)	$726	N/A	N/A	$232,708

W. Thomas Stephens/1997 (7)	$632	N/A	$107,125	$195,000

Robert L. Reynolds/2008 (8)	N/A	N/A	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2017, there were 106 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of October 31, 2017, the total amounts of deferred compensation payable by the Fund, including income earned on such amounts, to these Trustees were: Mr. Ahamed - $2,711; Ms. Baumann - $3,243; Ms. Baxter - $18,768; Mr. Darretta - $13,662; Ms. Domotorffy - $2,419; Mr. Hill - $35,872; and Dr. Joskow - $12,400.

(4) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.

(5) Mr. Darretta and Mr. Hill retired from the Board of Trustee of Putnam funds on June 30, 2017.

(6) Dr. Hill and Mr. Singh were appointed to the Board of Trustee of Putnam funds on March 16, 2017.

(7) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008. Upon his retirement in 2008, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. Mr. Stephens was re-appointed to the Board of Trustees of the Putnam funds effective May 14, 2009, and in connection with his re-appointment, Mr. Stephens agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee, which concluded with his retirement on June 30, 2017.

(8) Mr. Reynolds is an "interested person" of the Fund and the Investment Management Company. Under a Retirement Plan for Trustees of the Putnam funds (the Plan), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

The Investment Management Company places all orders for purchases and sales of the Fund's portfolio securities. In selecting broker-dealers, the Investment Management Company may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, the Investment Management Company may consider sales of Fund shares (and, if permitted by law, shares of the other Putnam Funds) as a factor in the selection of broker-dealers. During fiscal 2015, 2016 and 2017, the Fund paid $24,582, $15,510 and $6,360 in brokerage commissions, respectively.

For the fiscal year ended October 31, 2017, the Fund paid $1,020,643 in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.

At the end of fiscal 2017, the Fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

Broker-dealers or affiliates	Value of securities held
Bank of America Corp.	$526,125
Barclays PLC	$474,641
Citigroup, Inc.	$833,703
Credit Suisse Group AG	$1,104,128
Goldman Sachs Group, Inc. (The)	$556,199

(E) Tax Treatment of Shareholders

The Fund qualifies as a "bond investment trust." Hence, the tax treatment of shareholders in Japan is as follows:

(1) Units may be handled in a specified account of a financial instruments business firm which handles a specified account.

(2) Distributions to be made by the Fund will be treated as distributions made by a publicly offered, domestic government and corporate bond investment trust.

(3) Distributions (including profits, in terms of the Fund's denominated currency, between the repurchase amount and the amount equal to the capital of the fund) to be made by a fund to individual shareholders in Japan and capital gains and losses arising from purchase, sale, and repurchase of units will be subject to self-assessed separate taxation at 20.315% (15.315% income tax and 5% residential tax) (the taxation rate will be 20% (15% income tax and 5% residential tax) on and after 1 January, 2038).

(4) Distributions (including profits, in terms of the Fund's denominated currency, between the repurchase amount and the amount equal to the capital of the fund) to be accrued by the fund to individual unitholders in Japan and capital gains and losses arising from purchase, sale, and repurchase of units may be set off against income and loss of a certain other securities on a certain condition.

(5) Distributions (including profits, in terms of the Fund's denominated currency, between the redemption amount and the amount equal to the capital of the Fund) to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax in Japan (i.e., 20.315% withholding tax (15.315% income tax and 5% residential taxes)) (the taxation rate will be 20% (15% income tax and 5% residential tax) on and after January 1, 2038). In certain case, a report concerning payments will be filed with the chief of the tax office.

(6) Distributions from the Fund properly reported by the Fund as (1) "capital gain dividends", (2) "interest-related dividends" and (3) "short-term capital gain dividends," (each as defined in the Code and subject to certain conditions) generally are not subject to withholding of United States federal income tax. Distributions from the Fund other than capital gain dividends, interest-related dividends and short-term capital gain dividends are generally subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Special tax rules may apply to distributions by the Fund of gain attributable to certain "U.S. real property interests". Shareholders should consult their own tax advisor to determine the suitability of shares of the Fund as an investment.

This Fund intends to qualify as a publicly offered, foreign and corporate bond fund under the Income Tax Law of Japan. However, there is a possibility that other treatment may be applicable due to judgment by the relevant tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

The foregoing discussion regarding certain tax matters is very general and does not constitute tax advice. There may be other tax considerations applicable to shareholders in Japan, and each shareholder should seek advice based on such shareholder's particular circumstances from an independent tax advisor.

5. STATUS OF INVESTMENT FUND

(A) Diversification of Investment Portfolio (unaudited)

[MHM: Please refer to the attached EXCEL Sheet (Diversification) . ]

(B) Investment Assets

(a) Names of Major Portfolio

[Please refer to the attached EXCEL Sheet (Top 30).]

(b) Investment Real Estate

Not applicable

(c) Other Major Investment Assets

Not applicable

(C) Results of Past Operations

(1) Record of Changes in Net Assets (Class M Shares)

The record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of January 2018 is as follows:

[Please refer to the attached EXCEL Sheet (Past Operations).]

(2) Record of Distributions Paid (unaudited)

[Please refer to the attached EXCEL Sheet (Past Operations).]

(Note) The record of distribution paid and Net Asset Value per share from February 2017 to January 2018 is as follows:

[Please refer to the attached EXCEL Sheet ((Dividends & Return).]

(3) Record of Changes in Return Rate (Class M Shares)

The record of changes in Return Rate during the following fiscal years is as follows:

[Please refer to the attached EXCEL Sheet (Dividends & Return).]

(4) Record of Sales and Repurchases (Class M Shares)

The record of sales and repurchases during the last ten fiscal years and number of outstanding shares of the Fund as of the end of such fiscal years are as follows:

[Please refer to the attached EXCEL Sheet (Sales & Repurchase).]

II. MANAGEMENT AND ADMINISTRATION

1. Procedures for Application (Purchases), etc.:

a. Purchases in the United States

Investors residing in the United States can open a Fund account and purchase class A, B, C, M and T shares (only class M shares are available in Japan) by contacting their financial representative or the Investor Servicing Agent at 1-800-225-1581 and obtaining a Putnam account application. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. The completed application, along with a check made payable to the Fund, must then be returned to the Investor Servicing Agent at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

Investors residing in the U.S. can open a Fund account with as little as $500. The minimum investment is waived if the investor makes regular investments weekly, semi-monthly, or monthly through automatic deductions from the investor's bank checking or savings account. Although the Investment Management Company is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion. The Fund sells its shares at the offering price, which is the net asset value ("NAV") plus any applicable sales charge (class A and T shares, which are not offered in Japan, and class M shares only). An investor's financial representative or the Investor Servicing Agent generally must receive the investor's completed buy order before the close of regular trading on the New York Stock Exchange ("NYSE") for the investor's shares to be bought at that day's offering price.

If investors participate in an employer-sponsored retirement plan that offers the Fund, they should consult their employer for information on how to purchase shares of the Fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, the Investor Servicing Agent may not be able to open an investor's account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide additional identifying documentation. The Investor Servicing Agent may share identifying information with third parties for the purpose of verification. If the Investor Servicing Agent cannot verify identifying information after opening an investor's account, the Fund reserves the right to close the investor's account at the then-current NAV, which may be more or less than the investor's original investment, net of any applicable sales charges.

Also, the Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Purchasing additional shares

Once investors residing in the U.S. have an existing account, they can make additional investments at any time in any amount in the following ways:

»Through a financial representative. The investor's representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent, and may charge investors for his or her services.

»Through the Investment Management Company's Systematic Investing Program. An investor can make regular investments weekly, semi-monthly or monthly through automatic deductions from the investor's bank checking or savings account.

»Via the Internet or phone. If an investor has an existing Putnam fund account and has completed and returned an Electronic Investment Authorization Form, the investor can buy additional shares online at putnam.com or by calling the Investor Servicing Agent at 1-800-225-1581.

» By mail. An investor may also request a book of investment stubs for the investor's account. The investor would complete an investment stub and write a check for the amount the investor wishes to invest, payable to the Fund. The investor would then return the check and investment stub to the Investor Servicing Agent.

By wire transfer. An investor may buy Fund shares by bank wire transfer of same-day funds. An investor would call the Investor Servicing Agent at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. An investor's bank may charge an investor for wiring same-day funds. Although the Fund's designated bank does not currently charge investors for receiving same-day funds, it reserves the right to charge for this service. An investor cannot buy shares for employer-sponsored retirement plans by wire transfer.

Each share class of the Fund represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure. Only class M shares are offered in Japan. Here is a summary of class M shares:

»Initial sales charge of up to 3.25% (sales charges may differ for shares purchased in Japan)

»Lower sales charges available for investments of $50,000 or more

»No deferred sales charge

»Lower annual expenses, and higher dividends, than class B or C shares (both not offered in Japan) because of lower 12b-1 fees

»Higher annual expenses, and lower dividends, than class A or T shares (both not offered in Japan) because of higher 12b-1 fees

»No conversion to class A shares (not offered in Japan), so no reduction in future 12b-1 fees

»Orders for class M shares of one or more Putnam funds, other than class M shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (not sold in Japan) (as described below), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

Initial sales charges for class M shares

	Class M sales charge
	as a percentage of*:

Amount of purchase at
offering price ($)	Net amount invested	Offering price**

Under 50,000	3.36%	3.25%

50,000 but under 100,000	2.30	2.25

100,000 but under 250,000	1.27	1.25

250,000 but under 500,000	1.01	1.00

500,000 and above	N/A***	N/A***

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges an investor pays may be more or less than these percentages.

** Offering price includes sales charge.

*** The Fund will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

Reducing the investors' Class M sales charge:

The Fund offers two principal ways for an investor to qualify for discounts on initial sales charges on class M shares, often referred to as "breakpoint discounts:"

Right of accumulation. Investors can add the amount of their current purchases of class A (not available in Japan) or class M shares of the Fund and other Putnam funds to the value of their existing accounts in the Fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For an investor's current purchases, an investor will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of their current purchases. Class T shares and shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of an investor's existing accounts and any linked accounts, the Fund will use the higher of (a) the current maximum public offering price of those shares or (b) if the investor purchased the shares after December 31, 2007, the initial value of the total purchases, or, if the investor held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that the investor has redeemed.

Statement of intention. A statement of intention is a document in which an investor agrees to make purchases of class A (not offered in Japan) or class M shares in a specified amount within a period of 13 months. For each purchase an investor makes under the statement of intention an investor will pay the initial sales charge applicable to the total amount an investor has agreed to purchase. While a statement of intention is not a binding obligation on an investor, if the investor does not purchase the full amount of shares within 13 months, the Fund will redeem shares from an investor's account in an amount equal to the difference between the higher initial sales charge an investor would have paid in the absence of the statement of intention and the initial sales charge an investor actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

•Individual accounts

•Joint accounts

•Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

•Shares of Putnam funds owned through accounts in the name of an investor's dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

•Accounts held as part of a Section 529 college savings plan managed by the Investment Management Company (some restrictions may apply)

In order to obtain a breakpoint discount, an investor should inform their financial representative at the time the investor purchases shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or an investor's financial representative may ask an investor for records or other information about other shares held in the investor's accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments website at putnam.com/individual by selecting "Mutual Funds", then "Pricing and performance", and then " About fund costs."

Distribution (12b-1) plans

The Fund has adopted distribution plans to pay for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at the annual rate (based on average net assets) of up to 1.00% on class M shares. The Trustees currently limit payments on class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of an investor's investment.

The Principal Underwriter received $797, $620 and $244 in total front-end sales charges for Class M shares for fiscal years 2015, 2016 and 2017, respectively, of which it retained $159, $126 and $72 respectively, after dealer concessions.

b. Sales in Japan

It is agreed and understood that the Shares of the Fund shall be offered by the Distributor to non-U.S. persons in Japan only and not to any "U.S. Person" as such person is defined below. In addition, if a shareholder becomes a U.S. Person after purchasing shares, the shareholder may hold shares continuously pursuant to the Account Contract (as defined below) but may not purchase additional shares from the Distributor in Japan.

A "U.S. Person" means any of the following: (1) a citizen or resident of the United States for U.S. federal income tax purposes; (2) a corporation, partnership or other legal entity organized under the law of the United States or any of its political subdivisions; (iii) any estate or trust which is subject to United States federal income taxation regardless of the source of its income; or (4) a trust (i) that validly elects to be treated as a U.S. person for U.S. federal income tax purposes or (i)(a) the administration over which a U.S. court can exercise primary supervision and (b) all of the substantial decisions of which one or more persons have the authority to control. For purposes of this definition, the "United States" means the United States of America and any of its states, territories, possessions or the District of Columbia.

In Japan, shares of the Fund are offered on any business day and on any business day of the financial instruments company in Japan during the subscription period mentioned in "7. Period of Subscription, Part I Information Concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information Concerning Securities" of the relevant securities registration statement. A Distributor or a Sales Handling Company shall provide to the investors a contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the "Account Contract") and receive from such investors an application for requesting the opening of a transactions account under the Account Contract. The purchase shall be made in the minimum investment of 300 Shares and in integral multiples of 100 Shares for the initial subscription and of 100 Shares and integral multiples of 100 Shares for any subsequent subscription. Provided, however, even in the case of the subsequent subscription, a Shareholder shall hold 300 Shares or more after the subscription.

The issue price for Shares during the subscription period shall be, in principal, the net asset value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Distributor or the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and the payment and delivery shall be made on the fourth business day after and including the Trade Day. The public offering price means the amount calculated by dividing the net asset value by (1-0.0325) and rounded to two decimal places. The sales charge in Japan is up to 3.24% (3% before consumption tax) of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount (understood to be 0.25% of net asset value) which is over the net asset value of the Sales Price shall be retained by the Principal Underwriter of the Fund.

The investors who have entrusted a Distributor or a Sales Handling Company with safekeeping of the certificates for Fund Shares will receive Trade Balance Report on Shares etc. In such case payment shall be made in yen in principal and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day and which shall be determined by the Distributor or the Sales Handling Company. The payment may be made in dollars to the extent that the Distributor or the Sales Handling Company can agree.

In addition, a Distributor or the Sales Handling Company who is a member of the JSDA cannot continue sales of the Shares in Japan when the net assets of the Fund are less than ¥100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the "Regulations Concerning the Transaction of Foreign Securities" established by the Association.

2. Procedures for Repurchase of Shares, etc.:

a. Repurchase or exchange in the United States

Investors residing in the U.S. can sell their shares back to the Fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through the investor's financial representative or directly to the Fund. If an investor redeems their shares shortly after purchasing them, the investor's redemption payments for the shares may be delayed until the Fund collects the purchase price of the shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If an investor exchanges shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When an investor redeems the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund the investor originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which the investor has exchanged their shares that would result in the investor paying the highest deferred sales charge applicable to the investor's class of shares. For purposes of computing the deferred sales charge, the length of time an investor has owned their shares will be measured from the date of original purchase, unless the investor originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time the investor has owned their shares will be measured from the date the investor exchanged those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

Selling or exchanging shares through an investor's financial representative. An investor's representative must receive the investor's request in proper form before the close of regular trading on the NYSE for the investor to receive that day's NAV, less any applicable deferred sales charge. The investor's representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent on a timely basis and may charge the investor for his or her services.

Selling or exchanging shares directly with the Fund. The Investor Servicing Agent must receive an investor's request in proper form before the close of regular trading on the NYSE in order to receive that day's NAV, less any applicable deferred sales charge.

By mail. An investor may send a letter of instruction signed by all registered owners or their legal representatives to the Investor Servicing Agent. If an investor has certificates for the shares the investor wants to sell or exchange, the investor must return them unendorsed with the investor's letter of instruction.

By telephone. An investor may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless the investor has notified the Investor

Servicing Agent of an address change within the preceding 15 days, in which case other requirements may apply. Unless an investor indicates otherwise on the account application, the Investor Servicing Agent will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for the investor's shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

Via the Internet. An investor may also exchange shares via the Internet at putnam.com/individual.

Shares held through an employer's retirement plan. An investor should consult with their employer for information on how to sell or exchange shares of the Fund that were purchased through the employer's retirement plan, including any restrictions and charges that the plan may impose.

Additional requirements. In certain situations, for example, if an investor sells shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, the Investor Servicing Agent usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. Investors should contact the Investor Servicing Agent for more information concerning Putnam's signature guarantee and documentation requirements.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which an investor would like to exchange may also reject the investor's exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Investment Management Company determines are likely to have a negative effect on the Fund or other Putnam funds. Investors should consult the Investor Servicing Agent before requesting an exchange. An investor may ask their financial representative or the Investor Servicing Agent for prospectuses of other Putnam funds. Some Putnam funds are not available in all states in the United States.

Payment Information. The Fund typically expects to send an investor payment for the investor's shares the business day after the investor's request is received in good order, although if the investors hold their shares through certain financial intermediaries or financial intermediary programs, the Fund typically expects to send payment for their shares within three business days after their request is received in good order . However, it is possible that payment of redemption proceeds may take up to seven days. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by U.S. federal securities law. Under normal market conditions, the Fund typically expects to satisfy redemption requests by using holdings of cash and cash equivalents or selling portfolio assets to generate cash. Under stressed market conditions, the Fund may also satisfy redemption requests by borrowing under the Fund’s lines of credit or interfund lending arrangements.

To the extent consistent with applicable laws and regulations, the Fund reserves the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. Any in-kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s net asset value. Once distributed in-kind to an investor, securities may increase or decrease in value before the investor is able to convert them into cash. Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. The Fund has committed, in connection with an election under Rule 18f-1 under the 1940 Act, to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the Fund’s net assets measured as of the beginning of such 90-day period. Investors should consult the Investor Servicing Agent. Investors will not receive interest on uncashed redemption checks.

Redemption by the Fund. If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor's shares without the investor's permission and send the investor the proceeds after providing the shareholder with at least 60 days' notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if the investor owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Risks of excessive short-term trading. Excessive short-term trading activity may reduce the Fund's performance and harm all Fund shareholders by interfering with portfolio management, increasing the Fund's expenses and diluting the Fund's net asset value. Depending on the size and frequency of short-term trades in the Fund's shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund's brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the Fund.

Because the Fund invests in non-U.S. securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund's investments that result from events occurring after the close of the non-U.S. markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the Fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund's investments. In addition, the market for lower-rated bonds may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund's shares, which will reduce the Fund's performance and may dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.

Fund policies. In order to protect the interests of long-term shareholders of the Fund, the Investment Management Company and the Fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, the Investment Management Company monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Account monitoring. The Investment Management Company's Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as within accounts held through certain financial intermediaries. The Investment Management Company measures excessive short-term trading in the Fund by the number of "round trip" transactions above a specified dollar amount within a specified period of time. A "round trip" transaction is defined as a purchase or exchange into a fund followed, or preceded by, a redemption or exchange out of the same fund. Generally, if an investor has been identified as having completed two "round trip" transactions with values above a specified amount within a rolling 90-day period, the Investment Management Company will issue the investor and/or his or her financial intermediary, if any, a written warning. The Investment Management Company's practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Certain types of transactions are exempt from monitoring, such as those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.

Account restrictions. In addition to these monitoring practices, the Investment Management Company and the Fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or intermediary following a warning may lead to the termination of the exchange privilege for that investor or intermediary. The Investment Management Company or the Fund may determine that an investor's trading activity is excessive or otherwise potentially harmful based on various factors, including an investor's or financial intermediary's trading history in the Fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts in the Fund or other Putnam funds under common ownership or control for purposes of determining whether the activity is excessive. If the Fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require future trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the Fund or other Putnam funds. The Fund may take these steps in its discretion even if the investor's activity does not fall within the Fund's current monitoring parameters.

Limitations on the Fund's policies. There is no guarantee that the Fund will be able to detect excessive short-term trading in all accounts. For example, the Investment Management Company currently does not have access to sufficient information to identify each investor's trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the Fund's policies. In addition, even when the Investment Management Company has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The Fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. The Investment Management Company monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, the Investment Management Company will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However, the Fund's ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

b. Repurchase in Japan

Shareholders in Japan may at any time request repurchase of their Shares without a contingent deferred sales charge. Repurchase requests in Japan may be made to the Investor Servicing Agent through the Distributor or the Sales Handling Company on a Fund business day that is a business day of the financial instruments companies in Japan. The repurchase shall be made in integral multiples of 100 shares.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Mitsubishi UFJ Morgan Stanley, provided the request is received before the close of regular trading on the NYSE. The payment of the price shall be made in yen through the Distributor or the Sales Handling Company pursuant to the Account Contracts or, if the Distributor or the Sales Handling Company agrees, in dollars. The payment for repurchase proceeds shall be made on the fourth business day of financial instruments companies in Japan after and including the Trade Day.

c. Suspension of Repurchase:

The Fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for protection of investors.

3. Outline of Management of Assets, etc.:

(1) Valuation of assets:

The price of the Fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.

The Fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the Fund's Trustees or dealers selected by the Investment Management Company. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation which the Investment Management Company does not believe accurately reflects the security's fair value, the security will be valued at fair value by the Investment Management Company.

The Fund translates prices for its investments quoted in non-U.S currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern Time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAV. Because non-U.S. markets may be open at different times than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund's non-U.S. fixed-income investments occur between the close of non-U.S. markets and the close of regular trading on the NYSE, these investments will also be valued at their fair value. As noted above, the value determined for an investment using the Fund's fair value pricing procedures may differ from recent market prices for the investment.

The Fund's most recent NAV is available on the Investment Manager's website at putnam.com/individual or by contacting the Investor Servicing Agent at 1-800-225-1581.

If the Investment Management Company identifies a pricing error in the Fund's net asset value calculation, a corrective action may be taken in accordance with the Investment Management Company's pricing procedures. If the pricing error affects the net asset value of the Fund by less than one cent per share, the error is not considered material, and no action is necessary. If the pricing error affects the net asset value of the Fund by one cent per share or more, and subject to review of the general facts and circumstances of the pricing error, the Fund will not reprocess a shareholder account if i) the error in the net asset value calculation is less than 0.5% of net assets per share or (ii) the indicated adjustment to the account is less than $25. Conversely, the Fund will adjust a shareholder account if (i) an error is 0.5% or more of net assets per share, and (ii) the indicated adjustment to the account is $25 or more.(2) Custody of Shares:

Share certificates shall be held by shareholders at their own risk.

The custody of the share certificates (if issued) representing shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.

(3) Duration:

Unless terminated, the Fund shall continue without limitation of time.

(4) Accounting Period:

The accounts of the Fund will be closed each year on October 31st.

(5). Miscellaneous:

a. Liquidation

The Fund or any series or class of any series may be terminated at any time (i) by the Trustees by written notice to the Shareholders of the Fund or to the Shareholders of the particular series or class, as the case may be, or (ii) by the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of each series or class entitled to vote, or (2) 67% or more of the Shares of each series or class entitled to vote and present at a meeting called for this purpose if more than 50% of the outstanding Shares of each series or class entitled to vote are present at the meeting in person or by proxy.

b. Authorized Shares:

The number of shares authorized is unlimited, and shares may be issued from time to time.

c. Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

d. The Procedures Concerning Amendments to Agreement and Declaration of Trust and Concerning Novation of Agreements Concluded Between the Related Companies, etc.:

(i) Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of State of the Commonwealth of Massachusetts and with the Boston City Clerk.

The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of the Shareholders, provided that Shareholder authorization shall not be required in the case of any amendment (i) having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein or (ii) which is determined by the Trustees in their sole discretion not to have a material adverse effect on the Shareholders of any series or class of Shares.

In Japan, in the case where the Agreement and Declaration of Trust is to be amended and the amendment is significant, the Fund shall notify in writing the shareholders known in Japan of the contents of the amendment and the reasons for the amendment before such amendment becomes effective.

(ii) Bylaws:

The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office. The Bylaws may not be amended by shareholders.

(iii) Management Contract

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Investment Management Company, on not less than 60 days’ written notice. It may be amended only by a vote of the shareholders of the Fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

(iv) Master Custodian Agreement

The Custodian Agreement with State Street became effective as of January 1, 2007 and shall continue in full force and effect for an initial term of four (4) years from such effective date, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives one hundred eighty (180) days’ prior written notice to the other party of its intent not to renew. If the Custodian Agreement is terminated (the effective date of such termination being referred to as the "Termination Date"), the Custodian shall, at the reasonable request of the Fund, and subject to the consent of the Custodian (which consent shall not be unreasonably withheld or delayed), continue to provide services hereunder for a period (the "Extension Period") not to exceed ninety (90) days from the Termination Date, and the compensation payable to the Custodian for its services and expenses during such Extension Period shall not exceed one hundred and five percent (105%) (per annum) of the compensation last agreed upon by the Fund and the Custodian and in effect immediately prior to the Termination Date.

(v) Sub-Management Contract

The sub-management contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Sub-Investment Management Company or the Investment Management Company, on not more than 60 days' and not less than 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not "interested persons" of the Investment Management Company or the Fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

(vi) Amended & Restated Investor Servicing Agreement – Open-End Funds

The Amended & Restated Investor Servicing Agreement – Open-End Funds shall continue indefinitely until terminated by not less than ninety (90) days prior written notice given by the Fund to the Investor Servicing Agent, or by not less than six months prior written notice given by the Investor Servicing Agent to the Fund.

In the event that in connection with any such termination a successor to any of the Investor Servicing Agent's duties or responsibilities under the Amended and Restated Investor Servicing Agreement is designated by the Fund by written notice to the Investor Servicing Agent, the Investor Servicing Agent will cooperate fully in the transfer of such duties and responsibilities, including provision for assistance by the Investor Servicing Agent's personnel in the establishment of books, records and other data by such successor. The Fund will reimburse the Investor Servicing Agent for all expenses incurred by the Investor Servicing Agent in connection with such transfer.

(vii) Master Sub-Accounting Services Agreement

The Master Sub-Accounting Services Agreement shall continue in full force and effect for an additional term ending December 31, 2020, and, after that, shall automatically renew for additional consecutive 3 year terms, unless either party gives 180 days' prior written notice to the other party of its intent not to renew.

(viii) Agent Company Agreement

The Agent Company Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party to the Agreement, subject to the appointment of a successor agent company for the Fund in Japan insofar as such appointment is required in Japan.

(ix) Japan Dealer Sales Contract

Either party may terminate the Japan Dealer Sales Contract, without cause, upon 30 days written notice to the other party. Either party may also terminate the Contract for cause upon the violation by the other party of any of the provisions; such termination to become effective on the date such notice of termination is mailed to the other party.

4. Rights of Shareholders, etc.:

(1) Rights of Shareholders, etc.

Shareholders must register their shares in their own name in order to exercise directly their rights as shareholders. Therefore, the shareholders in Japan who entrust the custody of their shares to the Distributor or the Sales Handling Company cannot exercise directly their shareholder rights, because their shares are registered in the name of the custodian. Shareholders in Japan may have the Distributor or the Sales Handling Company exercise their rights on their behalf in accordance with the Account Agreement with the Distributor or the Sales Handling Company.

Shareholders in Japan who do not entrust the custody of their shares to the Handling Securities Company may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. The Trustees may take many actions affecting the fund without shareholder approval, including under certain circumstances merging your fund into another Putnam fund. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares.

Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(ii) Repurchase rights

Shareholders are entitled to request repurchase of shares at their Net Asset Value at any time.

(iii) Rights to receive dividends

Shareholders are entitled to receive any distribution declared by the Trustees. The Fund normally distributes net investment income monthly and net realized capital gains annually. Distributions from net capital gains are made after applying any available capital loss carryovers.

Shareholders may choose to reinvest distributions, capital gains or both in additional shares of the Fund or other Putnam funds, or they may receive them in cash in the form of a check or an electronic deposit to their bank account. Investors in Japan must receive all distributions in cash.

(iv) Right to receive distributions upon dissolution

Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of shares they then hold, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of the Commonwealth of Massachusetts. The Trustees shall from time to time determine whether and to what extent, at what times and places and under what conditions and regulations any of the accounts and books of the Fund or any series thereof shall be open to the inspection of the Shareholders, and no Shareholder shall have any right to inspect any account or book or document of the Trust or any series thereof except as conferred by law or otherwise by the Trustees or by these Bylaws.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is at the time it became effective any material false or misleading statement in the Fund's U.S. registration statement, or any omission of any material statement required to be stated therein or necessary to cause the statements made therein, in light of the circumstances, to be not misleading, shareholders are generally entitled to institute a lawsuit against the person who had signed the relevant Registration Statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such Statement or any underwriter of the relevant shares.

(2) Foreign Exchange Control in U.S.A.:

In the United States, there are no foreign exchange control restrictions on remittance of dividends or repurchase money of the Shares to Japanese shareholders.

(3) Agent in Japan:

Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of:

a. the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

b. representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of Ministry of Finance and the continuous disclosure and with the Commissioner of Financial Services Agency is each of the following persons:

Ken Miura
Attorney-at-law
Mori Hamada & Matsumoto
Marunouchi Park Building,
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

(4) Jurisdiction:

The Fund acknowledges that the following court shall have jurisdiction over litigation related to transactions in the Shares of the Fund acquired by Japanese investors:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

Enforcement proceedings of a final and definitive judgment on such litigation will be conducted in accordance with the applicable laws of this jurisdiction.

III. FINANCIAL CONDITIONS OF THE FUND

1. FINANCIAL STATEMENTS

[Omitted, in Japanese version, reports of independent accountants, financial statements, financial highlights, notes to financial statements and the portfolio of the Fund and Japanese translations thereof are incorporated here]

2. CONDITION OF THE FUND

Statement of Net Assets (unaudited)

[Please refer to the EXCEL file (financials).]

(Note) As of January 31, 2018, Class T shares were not available for purchase anywhere.

IV. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Investor Services, Inc., with an address of One Post Office Square, Boston, Massachusetts 02109, U. S. A.

The Japanese investors who entrust the custody of their shares to the Distributor or the Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. There are no annual shareholders’ meetings. Special shareholders’ meetings may be held from time to time as required by the Agreement and Declaration of Trust and the 1940 Act.

3. No special privilege is granted to shareholders.

The acquisition of shares by any person may be restricted.

PART III. SPECIAL INFORMATION

I. OUTLINE OF THE MANAGEMENT COMPANY

1. Outline of the Investment Management Company

Please refer to the statement in "Part II. INFORMATION ON THE FUND, I. Description of the Fund, 1. Nature of the Fund, (C) Structure of the Fund, (4) Outline of the Investment Management Company" above.

2. Description of Business and Outline of Operation

The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of January 31, 2018 the Investment Management Company managed, advised, and/or administered 106 funds and fund portfolios (having an aggregate net asset value of approximately $81.2 billion):

		(as of the end of January 2018)

Country where Funds are		Number of	Net Asset Value
established or managed	Principal Characteristic	Funds	(million dollars)
	Closed End Bond	6	$2,163.33
	Open End Balanced	11	$7,467.95
U.S.A.	Open End Bond	33	$26,876.33
	Open End Equity	56	$44,686.04
	Total	106	$81,193.70

3. Financial Conditions of the Management Company:

[Omitted in this English Translation, in Japanese version, Independent Auditors’ Report, PIM's financial statements and notes to financial statements and Japanese translations thereof are incorporated here]

4. Restrictions on Transactions with Interested Parties:

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any affiliated person thereof (including any shareholder who holds to the actual knowledge of the Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 5% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's Securities Registration Statement and is consistent with the Fund's current Compliance Policy pursuant to Rule 17a-7 under the 1940 Act.

5. Miscellaneous

(a) Election and Removal of Directors

Directors of the Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of Investment Management Company.

(b) Election and Removal of Officers

Officers of the Investment Management Company are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

(c) Supervision by SEC of Changes in Directors and Certain Officers

The Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports, lists and provides certain information relating to directors and officers of the Investment Management Company.

Under Section 9 (b) of the 1940 Act, the SEC may prohibit any director or officer from remaining in office if the SEC judges that such director or officer has willfully violated any provision of the federal securities law.

(d) Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.

a. The Articles of Organization of the Investment Management Company may be amended, under the Delaware Limited Liability Company Act, by appropriate shareholders' vote.

b. Under the Delaware Limited Liability Company Act, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.

c. The Investment Management Company has no direct subsidiaries.

(e) Litigation and Other Significant Events

Not applicable.

II. OUTLINE OF THE OTHER RELATED COMPANIES

A. Name, Amount of Capital and Description of Business:

1. Putnam Investor Services, Inc. (Investor Servicing Agent)

(1) Amount of Capital of Investor Servicing Agent

U.S$7,911,367* (approximately 860.68 million Yen) as of December 31, 2017.

* Consists of all components of equity and Parent Company relationship.

† unaudited

(2) Description of Business

Putnam Investor Services, Inc. is a Massachusetts corporation and is an indirect wholly-owned subsidiary of Putnam Investments, LLC, parent of the Investment Management Company. Putnam Investor Services, Inc. has been providing paying agent and shareholder service agent services to mutual funds, including the Fund since January 1, 2009.

2. Putnam Retail Management Limited Partnership (the Principal Underwriter)

(1) Amount of Capital of the Principal Underwriter

U.S.$30,901,251* (unaudited) (approximately 3.4 billion Yen) as of December 31, 2017.

* Consists of all components of equity. Excludes Parent Company relationship.

(2) Description of Business

Putnam Retail Management Limited Partnership is the Principal Underwriter of the shares of Putnam Funds including the Fund.

3. Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. (Distributor in Japan and Agent Company)

(1) Amount of Capital

JPY 40.5 billion as of January 31, 2018.

(2) Description of Business

The company engages in the first category financial instruments business stipulated by the Financial Instruments and Exchange Law of Japan.

4. Putnam Investments Limited (Sub-Investment Management Company)

(1) Amount of Capital of the Sub-Investment Management Company

U.S. $24,120,555* † (approximately JPY 2.6 billion) as of December 31, 2017.

* Consists of figure reported to FCA (UK Regulatory Accounting) on a quarterly basis, translated into US Dollars. On non-quarter-end months, consists of the prior quarter's reported figure rolled forward to include quarter-to-date income or loss.

† unaudited

(2) Description of Business:

Putnam Investments Limited is a United Kingdom corporation and is a wholly-owned indirect subsidiary of Putnam Investments, LLC, parent company of Putnam Investment Management, LLC. Putnam Investments Limited provides a full range of international investment advisory services to institutional and retail clients.

5. State Street Bank and Trust Company (the Custodian and Sub-Accounting Agent)

(1) Amount of Capital

Total consolidated shareholder's equity: U.S. $22,863,004 thousand (unaudited) (JPY 2,487.3 billion) as of December 31, 2017.

(2) Description of Business

State Street Bank and Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of State Street Bank Holding Company. State Street Bank and Trust Company has been providing custody services to mutual funds since 1924 and to the Fund since January 2007.

B. Outline of Business Relationship with the Fund

1. Putnam Investor Services, Inc. (Investor Servicing Agent)

Putnam Investor Services, Inc. provides transfer agent services and shareholder services to the Fund.

2. Putnam Retail Management Limited Partnership (the Principal Underwriter)

Putnam Retail Management Limited Partnership engages in providing marketing services to the Fund.

3. Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. (Distributor in Japan and Agent Company)

The company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

4. Putnam Investments Limited (Sub-Investment Management Company)

Putnam Investments Limited provides investment advisory services for a portion of the Fund's assets as determined by Putnam Investment Management, LLC.

5. State Street Bank and Trust Company (the Custodian and Sub-Accounting Agent)

State Street Bank and Trust Company provides custody and sub-accounting services to the Fund.

C. Capital Relationships

100% of the ownership interest in each of the Investment Management Company and the Sub-Investment Management Company is held indirectly by Putnam Investments, LLC.

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS

[Omitted here. Please refer to a separate MS Word file, "Outline of System of Investment Trusts.doc"]

IV. MISCELLANEOUS

(1) The logos and ornamental design may be used and the formation of the Fund and the date when Japanese Prospectuses are available may be described on the cover pages of Japanese Prospectuses.

(2) (There are two kinds of Japanese Prospectuses.) Mandatory Prospectuses may be named "Toushishintaku Setsumeisho (Kofu- Mokuromisho)" in Japanese and Prospectuses on Request may be named "Toushishintaku Setsumeisho (Seikyu- Mokuromisho)" in Japanese.

(3) The following may be described in the Prospectuses:

(i) that the Prospectuses are in accordance with Article 13 of Financial Instruments and Exchange Law of Japan;

(ii) that investors are to read the Prospectuses carefully before their application for subscription;

(iii) that Prospectuses on Request, including the detailed information concerning the Fund will be delivered by the Distributor upon request by investors;

(iv) that Prospectuses on Request can be available for review on the Distributor's web site;

(v) that only the summary of investment restrictions is described in Mandatory Prospectuses, the detailed information on investment restrictions is described in Prospectuses on Request and that the Securities Registration Statement of the Fund which is disclosed on the EDINET website at http://disclosure.edinet-fsa.go.jp/; and

(vi) that the stipulation of Article 37-6 (the so-called "cooling-off") of the Financial Instruments and Exchange Law does not apply to transactions to be made in relation to the Fund.

(4) The following may be described as the investment risks in the Mandatory Prospectuses:

"Investors may incur losses of their principal invested due to the decrease of net asset value per unit of the Fund. Where a purchase involves a foreign exchange transaction (e.g. conversion from Japanese yen), it may be subject to the fluctuation of currency values and investors might suffer a financial loss if, due to exchange rate fluctuations, net asset value falls below the investment principal on the Japanese Yen exchange rate base. All profit and loss arising in respect of the assets managed by the Fund are attributable to the Unitholders. There is no assurance that the capital invested in the Fund will be secured. Investment funds are different from saving deposits."

(5) Main items to be set forth on the share certificate of the Fund (if issued) are as follows:

(1) Front

a. Name of the Fund

b. Number of Shares represented

c. Signatures of the President and Investor Servicing Agent

d. Description stating that the Declaration of Trust applies to shareholders and assignees thereon

(2) Back

a. Space for endorsement

b. Description concerning delegation of transfer agency